UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Prudential Jennison 20/20 Focus Fund

Prudential Investment Portfolios 2

Prudential Government Income Fund, Inc.

Prudential Investment Portfolios 3

Prudential Institutional Money Market Fund, Inc.

Prudential Municipal Bond Fund

Prudential Jennison Natural Resources Fund, Inc.

Prudential Investment Portfolios 5

Target Asset Allocation Funds

Prudential California Municipal Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Investment Portfolios 7

Prudential Jennison Blend Fund, Inc.

Prudential High Yield Fund, Inc.

Prudential National Municipals Fund, Inc.

Prudential Jennison Small Company Fund, Inc.

Prudential Investment Portfolios 8

The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc. 10

Prudential World Fund, Inc.

Prudential Investment Portfolios 9

Prudential Small-Cap Core Equity Fund, Inc.

Prudential Total Return Bond Fund, Inc.

Prudential Global Total Return Fund, Inc.

The Target Portfolio Trust

Prudential Sector Funds, Inc.

Prudential Short-Term Corporate Bond Fund, Inc.

Prudential Global Real Estate Fund

Cash Accumulation Trust

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Telephone Script

Prudential Joint Special Meetings of Shareholders
March 9, 2010

D. F. King & Co., Inc.

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the [Fund Company Name].  May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of [Fund Company Name] regarding your investment in the [Fund name].

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the upcoming Joint Special Meeting of Shareholders to be held on March 9, 2010].  The tabulator for the Joint Special Meeting has yet to receive your vote.  Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIAL — Help the shareholder obtain the material he/she requires.  If a NOBO, give him/her the 800# and have them call back when they receive the material.  If registered, we will send the materials directly.  In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES — Would you like to vote your shares as recommended by the Board of your Fund in which you’ve invested on the proposal?

Just to confirm, you have voted with the recommendation of the Board on the proposal.  Is that correct?

IF YES — Thank you.  I’ve recorded your vote as recommended by the Board on the proposal.  We’ll send a written confirmation of this vote to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO — [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES — Thank you.  I’ve recorded your vote as recommended by the Board on the proposal.  We’ll send a written confirmation of this vote to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help.  Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL — Thank you.  I have recorded a vote contrary to the recommendation of the Board on the proposal.  We’ll send a written confirmation of this vote to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) — I’m sorry for that.  If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-431-9642 at anytime between 10:00 AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays.  Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Prudential Joint Special Meetings of Shareholders

March 9, 2010

Answering Machine Message

Hello.  I’m calling regarding your investment in the [FUND NAME].  You should have recently received proxy materials in the mail concerning the Company’s March 9, 2010 Joint Special Meetings of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-431-9642.

Thank you.